UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 17, 2026, LiveOne, Inc. (the “Company”) adopted, and the Company’s stockholders approved at the Annual Meeting (as defined below), the Company’s 2026 Equity Incentive Plan (the “2026 Plan”), which reserves a total of 4,000,000 shares of the Company’s common stock, $0.001 par value per share (the “common stock”), for issuance under the 2026 Plan. The adoption of the 2026 Plan was due to the expiration of the Company’s prior 2016 Equity Incentive Plan, which terminated in August 2026, ten years after it was adopted. The 2026 Plan was previously approved by the Company’s board of directors (the “Board of Directors”). As described below, incentive awards authorized under the 2026 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. If an incentive award granted under the 2026 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to the Company in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2026 Plan.

Administration ― The Compensation Committee of the Board of Directors, or the Board of Directors in the absence of such a committee, will administer the 2026 Plan. Subject to the terms of the 2026 Plan, the Compensation Committee or the Board of Directors has complete authority and discretion to determine the terms upon which awards may be granted under the 2026 Plan.

Grants ― The 2026 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance shares, performance units and stock appreciation rights, as described below:

●	Options granted under the 2026 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of common stock on the date of grant.

●	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

●	The Compensation Committee or the Board of Directors may make performance shares and performance units, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

●	The 2026 Plan authorizes the granting of stock awards. The Compensation Committee or the Board of Directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2026 Plan upon the number of shares of our common stock that may be awarded or sold under the 2026 Plan) and the terms applicable to each award, including performance restrictions.

●	Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of common stock on the date of exercise of the SAR and the market price of a share of common stock on the date of grant of the SAR.

Eligibility ― Employees, directors, consultants and advisors of the Company and its subsidiaries will be eligible to participate in the 2026 Plan. Incentive stock options may be granted only to employees.

Duration, Amendment, and Termination ― The Board of Directors has the power to amend, suspend or terminate the 2026 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2026 Plan would terminate ten years after it is adopted.

As of the date of this Current Report on Form 8-K, no awards or any shares of common stock have been issued under the 2026 Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding vote.

1. All seven nominees were elected to the Board with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Vote
Robert S. Ellin	5,101,715	54,252	3,408,980
Jay Krigsman	5,107,411	48,556	3,408,980
Ramin Arani	5,108,785	47,182	3,408,980
Patrick Wachsberger	5,108,844	47,123	3,408,980
Kenneth Solomon	5,108,778	47,189	3,408,980
Bridget Baker	5,108,852	47,115	3,408,980
Kristopher Wright	5,108,775	47,192	3,408,980

2. The approval of the LiveOne, Inc. 2026 Equity Incentive Plan. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
4,511,114	624,075	20,777	3,408,981

3. The ratification of the appointment of Macias Gini & O’Connell, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
8,430,988	132,537	1,423	‒

4. The approval, to adjourn the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
7,985,029	573,424	6,492	‒

No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	The Company’s 2026 Equity Incentive Plan (Incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the SEC on July 27, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: September 23, 2026	By:	/s/ Craig Christensen
	Name:	Craig Christensen
	Title:	Interim Chief Financial Officer

3